SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 24, 2009
WARWICK VALLEY TELEPHONE COMPANY
(Exact Name of Registrant as Specified in Charter)

NEW YORK	0-11174	14-1160510

(State or Other Jurisdiction	(Commission	(IRS employer
of Incorporation)	File Number)	Identification No.)

47 MAIN STREET, WARWICK, NEW YORK	10990

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (845) 986-8080
(Former name or former address, if changed since last report)

Item 9.01. Financial Statements and Exhibits
                  Address of President at Annual Stockholders Meeting on April 24, 2009. The presentation, as presented is in exhibit Item 99.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY
Dated: April 24, 2009	By:	/s/ Duane W. Albro.
	Name:	Duane W. Albro
	Title:	President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation at Annual Stockholders Meeting on April 24, 2009.